Semiannual Report

Georgia
Tax-Free
Bond Fund

August 31, 2002

 T. Rowe Price(registered trademark)



TABLE OF CONTENTS

Highlights                                                    1

Portfolio Manager's Report                                    2
Economy and Interest Rates                                    2
Georgia Market News                                           3
Portfolio Strategy                                            4
Outlook                                                       5

Performance Comparison                                        6

Financial Highlights                                          7

Statement of Net Assets                                       8

Statement of Operations                                       13

Statement of Changes in Net Assets                            14

Notes to Financial Statements                                 15

Trustees and Officers                                         18


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Highlights

o Continued low interest rates and an uneasy stock market boosted Georgia municipal bonds over the past six months.

o The Georgia Tax-Free Bond Fund outperformed its peer group for the 6- and 12-month periods ended August 31, 2002.

o Our interest rate strategy and prior emphasis on noncallable bonds aided relative performance.

o Municipal bonds continue to offer an attractive alternative to taxable bonds, a factor that may cushion municipal returns should overall interest rates rise.

Performance Comparison

Periods Ended 8/31/02                             6 Months            12 Months
Georgia Tax-Free Bond Fund                            3.86%                5.37%
Lipper Georgia Municipal
Debt Funds Average                                    3.60                 4.84

Price and Yield                                    2/28/02              8/31/02

Price Per Share                            $         10.99      $         11.16
Dividends Per Share
  For 6 months                                        0.25                 0.25
  For 12 months                                       0.51                 0.50
30-Day Dividend Yield *                               4.46%                4.38%
30-Day Standardized Yield
to Maturity                                           3.79                 3.62

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.


Portfolio Manager's Report
--------------------------------------------------------------------------------

Municipal bonds moved higher over the past six months, aided by continued low interest rates and a troubled stock market that reflected worries over corporate accounting issues and a weaker-than-expected economy. Georgia tax-exempt securities and your fund performed well in this environment, providing solid returns and attractive taxable-equivalent yields.


ECONOMY AND INTEREST RATES

At the outset of the six-month period ended August 31, 2002, the economy was well positioned for recovery from a modest recession in 2001. Tax cuts, low inflation, and substantial easing by the Federal Reserve appeared likely to encourage growth and a quick economic turnaround.

As the period unfolded, stock market jitters and an unfriendly corporate financing environment undermined business confidence. Business investment paused in the summer months, but the consumer remained remarkably resilient as a second surge in mortgage refinancing and another round of zero-percent auto financing supported a healthy level of consumer demand. With the Fed holding short-term interest rates steady and the stock market struggling, investors moved increasingly into the bond market. Fixed-income securities fared well, and both taxable and municipal yields ended the period lower than where they started.

Georgia Bond Yield Index

8/31/01           5
                  5.18
                  5.02
11/01             5.19
                  5.3
                  5.2
2/02              5.15
                  5.39
                  5.22
5/02              5.2
                  5.15
                  5.01
8/31/02           4.96

Source: T. Rowe Price Associates

Shorter-term bonds responded more sharply than longer-term since investors were more optimistic on the long-term prospects for the economy. As a result, short municipal yields dropped about 75 basis points (100 basis points equal 1%) from already historic lows for the overall period while the long municipal yields fell about 15 basis points. The Georgia Bond Yield Index ended the period 19 basis points lower than its level six months earlier, falling below 5%.

In the face of declining tax receipts, municipalities continued to borrow aggressively. Nationwide, 2001 issuance narrowly missed setting an all-time record high at $286 billion, and 2002 began with a steady stream of issuers looking to lock in historically low interest rates. Higher-quality bonds posted the best performance, as a weaker economy and greater credit-risk aversion held back lower-rated issues. Toward the end of the period, falling long-term yields caused many outstanding bonds to trade to their shorter call dates and reduced their potential for capital appreciation.


GEORGIA MARKET NEWS

The national recession that started in 2001 has slowed Georgia's economic growth, but the state's economy remains on firm footing. The state's unemployment rate increased to 4.6%, but remained well below the national average of 5.7%. Georgia's moderate cost of living and the research centers provided by its colleges and universities serve to attract a highly skilled labor force. The state's per capita income is slightly below the U.S. average, but compares favorably when cost-of-living and quality-of-life factors are taken into account.

Services continued to be the state's leading employment sector at 27.1% of total employment. The state's other leading employers include trade (17.4%), government (15.4%), and manufacturing (14.3%). The Atlanta metropolitan area-Atlanta and 20 surrounding counties-remains the state's economic center, capturing approximately 55% of the state's employment.

The slowing economy has reduced the state's revenue collections by about 5% year-over-year. Anticipating this shortfall, the governor mandated that state agencies cut their budgets by 2.5% for the 2002 fiscal year. The state has healthy cash reserves, which it does not expect to use in fiscal 2003 but give it the financial flexibility to deal with possible economic weakness going forward. Georgia debt maintained its triple-A ratings across the board from the credit-rating agencies.


PORTFOLIO STRATEGY

The Georgia Tax-Free Bond Fund returned 3.86% and 5.37% for the 6- and 12-month periods ended August 31, outperforming its peer group for both periods. Our interest rate strategy, good credit selection, and low expenses aided results. Dividends per share were in line with the previous six-month period, and the fund's share price increased. The 30-day dividend yield slipped to 4.38% from 4.46%, but still represented an attractive taxable-equivalent yield of approximately 6.73% for taxpayers in the 35% federal tax bracket. The portfolio's credit quality was unchanged at a relatively high AA.

Portfolio Characteristics

Periods Ended                                      2/28/02              8/31/02
Weighted Average
Maturity (years)                                      15.2                 15.4

Weighted Average Effective
Duration (years)                                       6.7                  6.6

Weighted Average Quality *                              AA                   AA

* Based on T. Rowe Price research.

Given the stronger growth outlook six months ago, we were concerned about rising interest rates, so we reduced our allocation to some longer positions to curb interest rate risk. But as it became more evident that the economy was languishing-and recognizing that shorter-maturity securities had performed remarkably well over the previous 18 months-we focused our investments more on bonds with 20-year and longer maturities. The fund's weighted average maturity increased slightly, from 15.2 years to 15.4 years, over the six months.

Top 5 Sectors
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02

General Obligation - Local                              16%                  19%
Water and Sewer Revenue                                 13                   17
Prerefunded Bonds                                       13                   13
Educational Revenue                                     13                    9
Air and Sea Transportation Revenue                       8                    7

We were rewarded for our strategy of emphasizing noncallable bonds as several such positions were among our top performers over the past six months. Our previous purchase of higher-coupon bonds also paid off as several refunded to their early call dates, providing a nice one-time boost to the fund's share price.

Lower-rated credits, including a small position in Delta Airlines, performed poorly. Delta and other airlines are still adjusting to the troubled post-September 11, 2001, travel environment. We will follow this industry diligently as it comes to terms with the new environment. Overall, Georgia continues to be a very high-quality market.


OUTLOOK

We have a balanced long-term outlook for interest rates because of the relatively high degree of uncertainty regarding the pace of economic recovery. Steep yield curves in both taxable and tax-exempt markets suggest that investors are reluctant to accept lower yields on long-maturity bonds with the prospect of economic recovery around the corner. The forces keeping interest rates low may linger, however, sustaining demand for fixed-income securities. Benign inflation continues to give the Fed time to let the equity markets settle and the economic recovery strengthen before raising short-term rates from historically low levels.

Municipal bonds continue to offer an attractive alternative to taxable bonds, a factor that may cushion municipal returns should overall interest rates rise. Investors' fundamental shift toward a higher percentage of fixed income may also provide support for municipal bond prices at current levels. Thank you for your continued confidence in T. Rowe Price.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

September 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GEORGIA TAX-FREE BOND FUND

                               Lehman               Lipper         Georgia line
3/31/93                         10000                10000                10000
8/93                            10556                10636                10712
8/94                            10571                10549                10627
8/95                            11508                11309                11482
8/96                            12111                11913                12219
8/97                            13230                13014                13320
8/98                            14375                14094                14519
8/99                            14447                13906                14386
8/00                            15425                14733                15267
8/01                            16997                16231                16820
8/02                            17328                17049                17723


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                       Since   Inception
Periods Ended     1 Year     3 Years     5 Years   Inception        Date
  8/31/02
Georgia Tax-Free
  Bond Fund         5.37%       7.20%       5.88%       6.26%    3/31/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. Rowe Price Georgia Tax-Free Bond Fund

Financial Highlights
For a share outstanding throughout each period

               6 Months   Year
               Ended      Ended
               8/31/02    2/28/02    2/28/01    2/29/00    2/28/99    2/28/98

NET ASSET VALUE
Beginning of
period         $  10.99   $  10.83   $  10.15   $  11.03   $  10.92   $  10.44

Investment
activities
 Net investment
 income (loss)     0.25*      0.51*      0.52*      0.50*      0.50*      0.51*
 Net realized
 and unrealized
 gain (loss)       0.17       0.16       0.68      (0.88)      0.11       0.48
 Total from
 investment
 activities        0.42       0.67       1.20      (0.38)      0.61       0.99

Distributions
 Net investment
 income           (0.25)     (0.51)     (0.52)     (0.50)     (0.50)     (0.51)

NET ASSET VALUE
End of period  $  11.16   $  10.99   $  10.83   $  10.15   $  11.03   $  10.92
               --------   --------   --------   --------   --------   --------


Ratios/Supplemental Data

Total return^      3.86%*     6.29%*    12.08%*    (3.46%)*    5.73%*     9.70%*

Ratio of total
expenses to
average net
assets            0.65%*!     0.65%*     0.65%*     0.65%*     0.65%*     0.65%*

Ratio of net
investment
income (loss)
to average
net assets        4.44%*!     4.65%*     4.93%*     4.78%*     4.59%*     4.79%*

Portfolio
turnover rate     20.4%*!     32.1%      33.9%      48.5%      19.9%      49.0%

Net assets,
end of
period
(in thousands) $ 84,645   $ 77,807   $ 69,874   $ 57,380   $ 62,037   $ 49,455

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/03.
!    Annualized

The accompanying notes are an integral part of these financial statements.



T.Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2002

Statement of Net Assets                                Par                Value
                                                             In thousands

GEORGIA  98.4%
Americus & Sumter County Hosp.
Auth., Magnolia Manor
  6.25%, 5/15/19                           $         1,000      $           928
Athens-Clarke Residential Care
Fac., Wesley Woods of Athens
  6.375%, 10/1/27                                      600                  533
Atlanta Airport
  Zero Coupon, 1/1/10 (MBIA Insured) s               1,285                  895
  5.50%, 1/1/26 (FGIC Insured)                       1,000                1,047
  5.60%, 1/1/30 (FGIC Insured)                       1,895                1,998
  6.25%, 1/1/14 (FGIC Insured) s                     1,000                1,139
Atlanta & Fulton County Recreation,
GO, Park Improvement
  5.75%, 12/1/18 (AMBAC Insured)                     1,500                1,672
Augusta Water & Sewage
  5.00%, 10/1/27 (FSA Insured)                       1,000                1,004
Burke County Dev. Auth.
  Georgia Power, VRDN (Currently 1.90%)              1,100                1,100
  Oglethorpe Power
  7.80%, 1/1/08 (MBIA Insured)
  (Prerefunded 1/1/03!)                                560                  589
Chatham County Hosp. Auth. GO
  Memorial Univ. Medical Center
  6.125%, 1/1/24                                     1,000                1,048
Chatham County School Dist., GO
  5.25%, 8/1/15 (FSA Insured)                        1,000                1,120
  6.25%, 8/1/16 (Prerefunded 8/1/03!)                  625                  665
  6.75%, 8/1/18 (MBIA Insured)
  (Prerefunded 8/1/03!)                                750                  802
Cherokee County School Dist., GO,
  5.25%, 8/1/17                                        360                  388
Cherokee County Water & Sewage Auth.
  5.20%, 8/1/25 (MBIA Insured)                       1,000                1,057
  5.50%, 8/1/23 (MBIA Insured)                       1,000                1,097
Clarke County Hosp. Auth., GO
  5.125%, 1/1/32 (MBIA Insured)                      1,000                1,013
Clayton County Water Auth.,
  6.25%, 5/1/16                                      1,000                1,160
Cobb - Marietta Coliseum & Exhibit
Hall Auth.
  5.625%, 10/1/26 (MBIA Insured)                     1,000                1,111
Cobb - Marietta Water Auth.,
  5.25%, 11/1/21                                     1,000                1,061
Cobb County Dev. Auth., Kennesaw
State Univ.
  VRDN (Currently 1.35%)                               200                  200
Columbia County, GO, Courthouse/
Detention Center
  5.625%, 2/1/20                                     1,250                1,338
Columbia County Water & Sewer
  6.25%, 6/1/18 (FGIC Insured)
  (Prerefunded 6/1/10!)                              1,000                1,190
Coweta County Residential Care Fac.
for the Elderly
  Wesley Woods of Newnan-Peachtree
  City
  8.25%, 10/1/26                                       500                  532
Crisp County Dev. Auth.,
  Int'l. Paper, 6.20%, 2/1/20 s                      1,000                1,025
DeKalb County Dev. Auth., Emory Univ.,
  6.00%, 10/1/14                                       550                  605
Downtown Smyrna Dev. Auth.
  6.70%, 2/1/20 (MBIA Insured)
  (Prerefunded 2/1/05!)                              1,000                1,130
Fayette County Public Fac. Auth.
     Criminal Justice Center
  6.00%, 6/1/30 (Prerefunded 6/1/10!)                  500                  589
  6.25%, 6/1/20 (Prerefunded 6/1/10!)                  500                  598
Forsyth County, GO, 6.00%, 3/1/16                    1,250                1,429
Forsyth County School Dist., GO,
  6.00%, 2/1/16                                      1,000                1,146
Forsyth County Water & Sewer Auth.
  5.00%, 4/1/21                                      1,060                1,087
  6.25%, 4/1/20 (Prerefunded 4/1/10!)                1,000                1,192
Fulton County Dev. Auth.
  Georgia Tech Foundation
  5.00%, 11/1/21                                     1,000                1,022
  5.00%, 11/1/31                                     1,225                1,230
  PCR, Delta Airlines, 6.95%, 11/1/12                  600                  523
Fulton County Housing Auth.,
Single Family
  6.55%, 3/1/18 (GNMA Guaranteed) s                     85                   88
Fulton County Residential Care Fac.
for the Elderly
  6.30%, 10/1/24                                       500                  508
Fulton County School Dist., GO,
  6.375%, 5/1/17                                       830                1,023
Fulton County Water & Sewage Auth.
  5.00%, 1/1/15 (FGIC Insured)                       1,000                1,052
  6.25%, 1/1/09 (FGIC Insured)                       1,000                1,169
  6.375%, 1/1/14 (FGIC Insured)
  (Escrowed to Maturity)                             1,410                1,702
Gainesville Water & Sewer
  5.25%, 11/15/18 (FSA Insured)                        915                  976
  6.00%, 11/15/12 (FGIC Insured)                     1,000                1,188
Georgia, GO
  5.00%, 8/1/19                                      1,000                1,045
  5.25%, 7/1/17                                        500                  539
  6.25%, 4/1/14                                      1,000                1,219
Georgia Housing & Fin. Auth.
  Single Family Mortgage
  5.65%, 12/1/21 s                                   1,000                1,040
  5.75%, 12/1/31 s                                   1,135                1,175
  5.80%, 12/1/21 s                                     670                  697
  5.80%, 12/1/26 s                                     490                  512
  6.05%, 12/1/16 s                                     500                  528
  6.125%, 12/1/15                                      420                  435
  6.25%, 12/1/28 s                                     485                  510
  6.60%, 6/1/25 s                                      190                  197
Georgia Municipal Gas Auth.,
Southern Storage Gas
  6.00%, 7/1/04                                        500                  538
Georgia Private Colleges & Univ. Auth.
  Emory Univ.
  5.50%, 11/1/20                                       500                  538
  5.50%, 11/1/25                                     1,975                2,072
  5.50%, 11/1/33                                     1,500                1,575
Gwinnett County Water & Sewage
Auth., GO
  5.00%, 8/1/19                                      1,000                1,041
  5.25%, 8/1/24                                      1,000                1,033
Hall County & Gainsville Hosp.
Auth., Northeast Health System
  5.50%, 5/15/31                                     1,000                  998
Henry County Water & Sewer Auth.
  5.625%, 2/1/30 (FGIC Insured)                      1,000                1,059
Jackson County School Dist., GO
  6.00%, 7/1/14 (MBIA Insured)
  (Prerefunded 7/1/04!)                              1,000                1,099
Macon Water & Sewage Auth.,
  5.00%, 10/1/21                                     1,000                1,021
Macon-Bibb County Urban Dev. Auth., GO,
  5.50%, 10/1/22                                     1,000                1,067
Medical Center Hosp. Auth.
  Columbus Regional Healthcare Systems
  5.50%, 8/1/25 (MBIA Insured)                       1,000                1,049
Metropolitan Atlanta Rapid Transit Auth.
  6.90%, 7/1/20 (MBIA Insured)
  (Prerefunded 7/1/04!)                              1,325                1,478
  7.00%, 7/1/11 (Escrowed to Maturity)               1,550                1,910
  7.00%, 7/1/11 (MBIA Insured)
  (Escrowed to Maturity)                               635                  783
Monroe County Dev. Auth.
  Georgia Power, VRDN (Currently 1.90%)                200                  200
  PCR, Gulf Power, VRDN (Currently 1.90%)              300                  300
Municipal Electric Auth. of Georgia
  5.25%, 11/1/22 (MBIA Insured)                        500                  518
  6.50%, 1/1/12 (Escrowed to Maturity)                 520                  624
  6.50%, 1/1/17 (MBIA Insured)                         155                  192
  6.60%, 1/1/18 (Escrowed to Maturity)               1,035                1,276
  7.25%, 1/1/24 (AMBAC Insured)                      1,000                1,321
Newton County Hosp. Auth., GO,
Newton Health Systems
  6.00%, 2/1/20 (AMBAC Insured)                      1,000                1,104
Paulding County School Dist., GO,
  6.00%, 2/1/13 (MBIA Insured)                       1,000                1,182
Paulding County Water & Sewer,
  6.00%, 12/1/13 (MBIA Insured)                      1,000                1,193
Peach County School Dist., GO
  6.40%, 2/1/19 (MBIA Insured)
  (Prerefunded 2/1/05!)                                500                  561
Putnam County Dev. Auth., PCR,
Georgia Power Plant
  VRDN (Currently 1.80%)                               300                  300
Rockdale County Dev. Auth.,
Pratt Industries,
  7.40%, 1/1/16 s                                      415                  420
Rockdale County School Dist., GO,
  6.50%, 1/1/09                                      1,000                1,111
Roswell, GO,
  5.50%, 2/1/14 (Prerefunded 2/1/11!)                1,000                1,140
Savannah, Airport Commission,
  5.25%, 1/1/17 (FSA Insured)                        1,000                1,059
Savannah Economic Dev. Auth.
  Home Depot, VRDN (Currently 1.45%) s               1,100                1,100
  Savannah College of Art & Design,
  6.80%, 10/1/19                                       500                  532
Total Georgia (Cost  $77,698)                                            83,260

PUERTO RICO  1.3%
Puerto Rico Commonwealth, GO,
  5.50%, 7/1/22 (FGIC Insured)                       1,000                1,115
Total Puerto Rico (Cost  $1,107)                                          1,115

Total Investments in Securities
99.7% of Net Assets (Cost $78,805)                              $        84,375

Other Assets Less Liabilities                                               270

                                                                $        84,645
                                                                ---------------
NET ASSETS

Net Assets Consist of:
Undistributed net investment income (loss)                      $            32
Undistributed net realized gain (loss)                                   (1,290)
Net unrealized gain (loss)                                                5,570
Paid-in-capital applicable to
7,587,226 no par value shares of
beneficial interest outstanding;
unlimited number of shares authorized                                    80,333

NET ASSETS                                                      $        84,645
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         11.16
                                                                ---------------


     s        Interest subject to alternative minimum tax
     !        Used in determining portfolio maturity
     AMBAC    AMBAC Indemnity Corp.
     FGIC     Financial Guaranty Insurance Company
     FSA      Financial Security Assurance Corp.
     GNMA     Government National Mortgage Association
     GO       General Obligation
     MBIA     Municipal Bond Investors Assurance Corp.
     PCR      Pollution Control Revenue
     VRDN     Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
In thousands

                                                             6 Months
                                                                Ended
                                                              8/31/02

Investment Income (Loss)
Interest income                                            $    2,049
Expenses
  Investment management                                           165
  Custody and accounting                                           46
  Shareholder servicing                                            27
  Prospectus and shareholder reports                               10
  Legal and audit                                                   6
  Trustees                                                          3
  Registration                                                      2
  Proxy and annual meeting                                          1
  Miscellaneous                                                     2
  Total expenses                                                  262
Net investment income (loss)                                    1,787
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                             65
Change in net unrealized gain (loss)
on securities                                                   1,240
Net realized and unrealized gain (loss)                         1,305

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    3,092
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/02              2/28/02

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $         1,787      $         3,491
  Net realized gain (loss)                              65                  (17)
  Change in net unrealized gain (loss)               1,240                1,034
  Increase (decrease) in net
  assets from operations                             3,092                4,508

Distributions to shareholders
  Net investment income                             (1,783)              (3,479)

Capital share transactions *
  Shares sold                                       11,259               19,636
  Distributions reinvested                           1,320                2,595
  Shares redeemed                                   (7,050)             (15,327)
  Increase (decrease) in net assets
  from capital share transactions                    5,529                6,904

Net Assets
Increase (decrease) during period                    6,838                7,933
Beginning of period                                 77,807               69,874

End of period                              $        84,645      $        77,807
                                           ---------------      ---------------

*Share information
  Shares sold                                        1,029                1,804
  Distributions reinvested                             121                  238
  Shares redeemed                                     (645)              (1,410)
  Increase (decrease) in shares
  outstanding                                          505                  632

The accompanying notes are an integral part of these financial statements.




T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2002


Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks to provide the highest level of income exempt from federal and Georgia state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade, Georgia municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $13,958,000 and $7,801,000, respectively, for the six months ended August 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2002.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2002, the fund had $1,313,000 of unused capital loss carryforwards, of which $363,000 expire in 2003, $319,000 expire in 2008, and $631,000 thereafter through 2010.

At August 31, 2002, the cost of investments for federal income tax purposes was $78,777,000. Net unrealized gain aggregated $5,598,000 at period-end, of which $5,748,000 related to appreciated investments and $150,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At August 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $31,000.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2005 the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $4,000 of management fees were not accrued by the fund for the six months ended August 31, 2002. At August 31, 2002, unaccrued fees in the amount of $105,000 remain subject to reimbursement by the fund through February 28, 2003 and $14,000 through August 28, 2005.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled $51,000 for the six months ended August 31, 2002, of which $10,000 was payable at period-end.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------


About the Fund's Trustees and Officers


Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Trustees


Name
(Date of Birth)
Year Elected**                          Principal Occupation(s) During Past
                                        5 Years and Other Directorships of
                                        Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.
(3/16/32)
1993                                    President, Coppin State College;
                                        Director, Provident Bank of Maryland

Anthony W. Deering
(1/28/45)
1986 Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers

Donald W. Dick, Jr.
(1/27/43)
2001 Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(4/9/38)
2001 Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp.(5/00 to present); Chairman and President,
                                        Nye Corp.

F. Pierce Linaweaver
(8/22/34)
1986 President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

Hanne M. Merriman
(11/16/41)
2001 Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.

John G. Schreiber
(10/21/46)
1992 Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company

Hubert D. Vos
(8/2/33)
2001                                    Owner/President, Stonington Capital
                                        Corp., a private investment company

Paul M. Wythes
(6/23/33)
2001 Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.

*Each independent trustee oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Inside Trustees


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]                    Principal Occupation(s) During Past 5
                                        Years and Other Directorships of Public
                                        Companies
--------------------------------------------------------------------------------
William T. Reynolds
(5/26/48)
1991
[37]                                    Director and Vice President, T. Rowe
                                        Price and T. Rowe Price Group, Inc.;
                                        Director, T. Rowe Price Global Asset
                                        Management Limited; Chairman of the
                                        Board, State Tax-Free Income Trust

James S. Riepe
(6/25/43)
1986
[98] Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
                                        Board and Director, T. Rowe Price Global
                                        Asset Management Limited, T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Retirement Plan Services, Inc., and
                                        T. Rowe Price Services, Inc.; Chairman
                                        of the Board, Director, President, and
                                        Trust Officer, T. Rowe Price Trust
                                        Company; Director, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Global Investment Services Limited


M. David Testa
(4/22/44)
1997
[98] Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Chief Investment Officer, Director, and Vice President, T. Rowe Price; Director,
                                        T. Rowe Price Global Asset Management
                                        Limited, T. Rowe Price Global Investment
                                        Services Limited, and T. Rowe Price
                                        International, Inc.; Vice President and
                                        Director, T. Rowe Price Trust Company




T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------


Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Jeremy N. Baker, CFA (2/27/68)
Vice President,
State Tax-Free Income Trust             Assistant Vice President, T. Rowe Price

Linda A. Brisson (7/8/59)
Vice President,
State Tax-Free Income Trust             Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.

Steven G. Brooks, CFA (8/5/54)
Vice President,
State Tax-Free Income Trust             Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.

Joseph A. Carrier (12/30/60)
Treasurer,
State Tax-Free Income Trust             Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Jonathan M. Chirunga (2/2/66)
Vice President,
State Tax-Free Income Trust             Assistant Vice President, T. Rowe Price

Maria H. Condez (4/3/62)
Assistant Vice President,
State Tax-Free Income Trust             Employee, T. Rowe Price

G. Richard Dent (11/14/60)
Vice President,
State Tax-Free Income Trust             Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.

Charles B. Hill (9/22/61)
Vice President,
State Tax-Free Income Trust             Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.

Henry H. Hopkins (12/23/42)
Vice President,
State Tax-Free Income Trust             Director and Vice President, T. Rowe
                                        Price Group, Inc.; Vice President,
                                        T. Rowe Price, T. Rowe Price
                                        International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.; Vice President and Director,
                                        T. Rowe Price Investment Services, Inc.,
                                        T. Rowe Price Services, Inc., and
                                        T. Rowe Price Trust Company

T. Dylan Jones (2/7/71)
Assistant Vice President,
State Tax-Free Income Trust             Employee, T. Rowe Price

Marcy M. Lash (1/30/63)
Vice President,
State Tax-Free Income Trust             Vice President, T. Rowe Price; formerly
                                        Assistant Vice President, Underwriting,
                                        Connie Lee Insurance Company (to 1998)


Alan D. Levenson (7/17/58)
Vice President,
State Tax-Free Income Trust             Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.; formerly
                                        Senior Vice President and Director of
                                        Research, Aubrey G. Lanston & Company,
                                        Inc. (to 1998)

Patricia B. Lippert (1/12/53)
Secretary,
State Tax-Free Income Trust             Assistant Vice President, T. Rowe Price
                                        and T. Rowe Price Investment Services,
                                        Inc.

Joseph K. Lynagh, CFA (6/9/58)
Executive Vice President,
State Tax-Free Income Trust             Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.

Konstantine B. Mallas (5/26/63)
Vice President,
State Tax-Free Income Trust             Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.

James M. McDonald (9/29/49)
Vice President,
State Tax-Free Income Trust             Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        Trust Company

Hugh D. McGuirk (7/6/60)
Vice President,
State Tax-Free Income Trust            Vice President, T. Rowe Price and T. Rowe
                                       Price Group, Inc.

David S. Middleton (1/18/56)
Controller,
State Tax-Free Income Trust            Vice President, T. Rowe Price, T. Rowe
                                       Price Group, Inc., and T. Rowe Price
                                       Trust Company

Mary J. Miller (7/19/55)
President,
State Tax-Free Income Trust            Vice President, T. Rowe Price and T. Rowe
                                       Price Group, Inc.

Timothy G. Taylor (9/15/75)
Assistant Vice President,
State Tax-Free Income Trust            Employee, T. Rowe Price

Edward A. Wiese, CFA (4/12/59)
Vice President,
State Tax-Free Income Trust            Vice President, T. Rowe Price, T. Rowe
                                       Price Group, Inc., and T. Rowe Price
                                       Trust Company; Director, Vice President, and Chief Investment Officer, T. Rowe
                                       Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

     F92-051  8/31/02